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                                                                      EXHIBIT 21

                              LIST OF SUBSIDIARIES

                                                                         Percent Owned
UNITED STATES
   The Santa Anita Companies, Inc. (Delaware)                                 100
      Los Angeles Turf Club, Inc. (California)                                100
   SLRD Thoroughbred Training Center, Inc. (Delaware)                         100
   Gulfstream Park Racing Association, Inc. (Florida)                         100
   Pacific Racing Association (California)                                    100
   MEC Land Holdings (California) Inc. (California)                           100
   Remington Park, Inc. (Oklahoma)                                            100
   Thistledown, Inc. (Ohio)                                                   100
   MI Racing Inc. (Delaware)                                                  100
   MEC Holdings (USA) Inc. (Delaware)                                         100
   Bay Meadows Operating Company LLC (Delaware)                               100
   MEC Pennsylvania Racing, Inc. (Pennsylvania)                               100
   Mountain Laurel Racing, Inc. (Delaware)                                    100
      MEC Racing Management (Pennsylvania Partnership)                         50
   Washington Trotting Association, Inc. (Delaware)                           100
      MEC Racing Management (Pennsylvania Partnership)                         50
   GPRA Thoroughbred Training Center, Inc. (Delaware)                         100
   MKC Acquisition Co. (Oregon)                                               100
   MEC Oregon Racing, Inc. (Delaware)                                         100
   MEC Dixon, Inc. (Delaware)                                                 100
   Racetrack Holdings, Inc. (Delaware)                                        100
      MEC Lone Star, L.P. (Delaware)                                          100
   Maryland Racing, Inc. (Delaware)                                           100
      Laurel Racing Assoc., Inc. (Maryland)                                    58
         Laurel Racing Association Limited Partnership (Maryland)             100
            Prince George's Racing, Inc. (Maryland)                           100
               Southern Maryland Agricultural Association (Maryland)           50.5
            Maryland-Virginia Racing Circuit, Inc. (Maryland)                  50
            Maryland OTB Facilities, LLC (Maryland)                            40
            New Maryland OTB Facilities, LLC (Maryland)                        40
      Pimlico Racing Association, Inc. (Maryland)                              51
         The Maryland Jockey Club of Baltimore City, Inc. (Maryland)          100
            Southern Maryland Racing, Inc. (Maryland)                         100
               Southern Maryland Agricultural Association (Maryland)           49.5
            Maryland-Virginia Racing Circuit, Inc. (Maryland)                  50
            Maryland OTB Facilities, LLC (Maryland)                            40
            New Maryland OTB Facilities, LLC (Maryland)                        40
   Michigan Racing, Inc. (Delaware)                                           100
   XpressBet, Inc. (Delaware)                                                 100
   MEC Media Distribution Corp. (Delaware)                                    100
      HorseRacing TV, Inc. (Delaware)                                         100
   20020 Delaware Inc. (Delaware)                                             100
   Equitech Racing Systems, Inc. (Delaware)                                   100
   Vista Hospitality Inc. (Delaware)                                          100
CANADA
   MEC Holdings (Canada) Inc. (Ontario)                                       100
EUROPE
   Fontana Beteiligungs AG (Austria)                                          100
   MEC Projektentwicklungs AG (Austria)                                       100
      FEX OKO-Faserverarbeitungs GmbH                                         100
      MEC Grundstucksentwicklungs GmbH (Austria)                              100
      Gemeinnutzige Wohnungsgesellschaft "SDP"
       Gesellschaft mit beschrankter Haftung (Austria)                        100